Management's Liquidity Plans	12 Months Ended
Dec. 31, 2020
Managements Liquidity Plans [Abstract]
Management's Liquidity Plans

Note 4 — Management’s Liquidity Plans

As of December 31, 2020, the Company had approximately $537,000 in cash and marketable securities in its operating bank account, and working capital deficiency of approximately $2,782,000.

The Company’s liquidity needs up to December 31, 2020 had been primarily satisfied through the Promissory Note from the Sponsor of for up to $150,000 (see Note 6) to the Company. In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor may, but is not obligated to, provide the Company Working Capital Loans (see Note 5). To date, there were no amounts outstanding under any Working Capital Loans.

Based on the foregoing and Public Offering, management believes that the Company will have sufficient working capital and borrowing capacity to meet its needs through the earlier of the consummation of a Business Combination or one year from this filing. Over this time period, the Company will be using these funds for paying operational expenses, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that the specific impact is not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.